Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of February 25, 2008, among FAIRPOINT COMMUNICATIONS, INC., a Delaware corporation (the “Borrower”), various Lenders party to the Credit Agreement and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, various Lenders from time to time party thereto (the “Lenders”), Bank of America, N.A., as Syndication Agent, CoBank, ACB, and General Electric Capital Corporation, as Co-Documentation Agents, and the Administrative Agent are parties to a Credit Agreement, dated as of February 8, 2005 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Fifth Amendment, the parties hereto wish to amend certain provisions of, and enter into certain agreements with respect to, the Credit Agreement, in each case as herein provided;

NOW, THEREFORE, IT IS AGREED:

I.              Initial Amendments and Agreements With Respect to Credit Agreement.

The following amendments to the Credit Agreement shall become effective on the Fifth Amendment Initial Effective Date (as defined in Section 5 of Part IV of this Amendment):

1.             Notwithstanding anything to the contrary contained in Section 1.01(f) or Section 1.14 of the Credit Agreement or any other provision of the Credit Documents, on and after the Fifth Amendment Initial Effective Date, the Borrower may not request or incur, and no Lender or any other Person may provide, any Incremental B Term Commitments or any Incremental B Term Loans, as applicable.

2.             Notwithstanding anything to the contrary contained in the Credit Documents, on and after the Fifth Amendment Initial Effective Date, no provision contained in Sections 2.03(g)(y), 3.02(A)(f)(i) and 3.02(A)(f)(iv) of the Credit Agreement, nor the definition of “Change of Control” contained therein (nor Sections 2 or 40 of Part I to this Fifth Amendment) may be changed or waived without the prior written consent of each of the Lenders.

3.             Section 3.02(A)(c) of the Credit Agreement is hereby amended by (i) inserting “(other than Qualified Preferred Stock)” after the text “Permitted Junior Capital” in the first instance where it appears, and (ii) deleting the proviso appearing in said Section in its entirety.

4.             Section 3.02(A)(e) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 3.02(A)(e) in lieu thereof:

                “(e) On the date of delivery of (i) the Quarterly Compliance Certificate pursuant to Section 6.01(e) with respect to the fiscal quarter ending December 31, 2007, (or, if the Borrower shall have failed to deliver a Quarterly Compliance Certificate as required by Section 6.01(e) with respect to such fiscal quarter of the Borrower, on the date of the required delivery of such Quarterly Compliance Certificate for such fiscal quarter pursuant to said Section), if such Quarterly Compliance Certificate demonstrates that the Leverage Ratio as at the last day of such fiscal quarter of the Borrower covered by such Quarterly Compliance Certificate is greater than 5.25:1.00, an amount equal to 50% of the increase, if any, in Cumulative Distributable Cash during such fiscal quarter shall be applied as a mandatory repayment of principal of the then outstanding B Term Loans, and (ii) each other Quarterly Compliance Certificate pursuant to Section 6.01(d) or (e), as the case may be (or, if the Borrower shall have failed to deliver a Quarterly Compliance Certificate as required by Section 6.01(d) or (e), as the case may be, with respect to any fiscal quarter of the Borrower, on the date of the required delivery of a Quarterly Compliance Certificate for such fiscal quarter pursuant to said Section), an amount equal to 75% (or, if the respective Quarterly Compliance Certificate demonstrates a Leverage Ratio as at the last day of the fiscal quarter of the Borrower covered by such Quarterly Compliance Certificate of less than or equal to 5:00:1.00, 50%) of the increase, if any, in Cumulative Distributable Cash during such fiscal quarter shall be applied as a mandatory repayment of principal of the then outstanding B Term Loans.”.

5.             Section 3.02(A) of the Credit Agreement is hereby amended by inserting the following new clause (g) immediately following clause (f) of said Section:

“(g)         On the fifth Business Day following each date on or after the Fifth Amendment Initial Effective Date upon which the Borrower or any of its Subsidiaries receives any cash proceeds from any capital contribution or any sale or issuance of its Equity Interests (other than (i) issuances of Equity Interests to the Borrower or any Subsidiary of the Borrower by any Subsidiary of the Borrower, (ii) any capital contributions to any Subsidiary of the Borrower made by the Borrower or any Subsidiary of the Borrower, (iii) sales or issuances of Equity Interests of the Borrower to employees, officers and/or directors of the Borrower and its Subsidiaries (including as a result of the exercise of any options with respect to common stock of the Borrower) in an aggregate amount not to exceed $1,000,000 in any fiscal year of the Borrower, (iv) sales or issuances of Equity Interests of the Borrower generating cash proceeds not to exceed $100,000,000 in the aggregate after the Fifth Amendment Initial Effective Date, to the extent such cash proceeds are used (x) to finance a Permitted Acquisition and to pay fees and expenses incurred in connection therewith and/or (y) to refinance Capgemini Debt in accordance with the provisions of Section 7.09(a)(xix), (v) sales or issuances of Equity Interests of the Borrower generating cash proceeds (or in the case of sub-clause (B) of this clause (v) below, being issued with respect to reimbursement obligations of a principal amount) not to exceed $20,000,000 in the aggregate after the Fifth Amendment Initial Effective Date, (A) to the extent such cash proceeds are used to finance cash expenditures or cash charges of the type described in clause (xiii) of the definition of

“Adjusted Consolidated EBITDA” or clause (w) of the proviso appearing in the definition of “Consolidated Capital Expenditures”, in each case in accordance with the provisions of and subject to the limitations set forth in Section 7.15(c), or (B) in favor of the third-parties referenced in Section 7.15(c)(ii) pursuant to the exercise of a right of reimbursement described in said Section, and (vi) sales and issuances of Disqualified Preferred Stock), an amount equal to 100% of the Net Cash Proceeds of such capital contribution or sale or issuance of Equity Interests shall be applied on such date as a mandatory repayment of then outstanding B Term Loans.”.

6.             Section 6.01(d) of the Credit Agreement is hereby amended by (i) deleting the text “(x)” appearing in clause (i) of said Section and inserting “(w)” in lieu thereof, (ii) deleting the text “and (y)” appearing in clause (i) of said Section and inserting the text “(x)” in lieu thereof, (iii) inserting the text “, (y) the amount (and purpose) of expenditures recorded as capital expenditures during any fiscal quarter included in the Test Period ended on the last day of the respective fiscal quarter or fiscal year of the Borrower, as the case may be, pursuant to clause (w) of the proviso appearing in the definition of “Consolidated Capital Expenditures”, and (z) calculations showing compliance with Section 7.15” and (iv) inserting the text “, (xiii), (xiv) or (xv)” immediately after the text “pursuant to clause (xi)” appearing in said Section.

7.             Section 6.01(e) of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (ii) of said Section, (ii) inserting the text “, (xiii), (xiv) or (xv)” immediately after the text “pursuant to clause (xi)” appearing in said Section, and (iii) inserting “(iv) the amount (and purpose) of expenditures recorded as capital expenditures during any fiscal quarter included in the Test Period then last ended pursuant to clause (w) of the proviso appearing in the definition of “Consolidated Capital Expenditures”, and (v) calculations showing compliance with Section 7.15” immediately prior to the period at the end of said Section.

8.             Section 6.10(a) of the Credit Agreement is hereby amended by (i) deleting the text “$10,000,000” appearing in clause (vii) of said Section and inserting the text “$20,000,000” in lieu thereof, (ii) deleting the text “and (ix) the Borrower shall have delivered” appearing in said Section and inserting the text “and (x) the Borrower shall have delivered” in lieu thereof, (iii) inserting the following text immediately following the text “Pro Forma EBITDA Test is satisfied” appearing in clause (viii) of said Section:

“, (ix) the Aggregate Consideration payable for the proposed Permitted Acquisition, when added to the Aggregate Consideration paid or payable for all other Permitted Acquisitions theretofore consummated on or after the Fifth Amendment Initial Effective Date, does not exceed $100,000,000”,

(iv) deleting the text “through (vii)” appearing in clause (x) of said Section (as redesignated pursuant to clause (ii) above) and inserting the text “through (ix)” in lieu thereof, and (v) deleting the text “and (viii)” immediately prior to the period at the end of said Section and inserting the text “, (viii) and (ix)” in lieu thereof.

9.             Section 6.17(b) of the Credit Agreement is hereby amended by inserting the following text before the period at the end of said Section:

“(it being understood that the foregoing provisions of this Section 6.17(b) shall not be construed to restrict the making of intercompany Dividends and/or Investments by and among the Borrower and its Subsidiaries otherwise permitted by this Agreement)”.

10.           Section 7.02 of the Credit Agreement is hereby amended by deleting the text “and (ii) additional sales or dispositions of assets to the extent that the aggregate Net Cash Proceeds received from all such sales and dispositions permitted by this clause (f)(ii) after the Initial Borrowing Date shall not exceed $4,000,000 in any fiscal year of the Borrower” appearing in clause (f) of said Section.

11.           Section 7.02 of the Credit Agreement is hereby further amended by inserting the text “at any time prior to the occurrence of the Fifth Amendment Initial Effective Date,” immediately prior to the text “Permitted Swap Transactions” appearing in clause (i) of said Section.

12.           Section 7.04(j) of the Credit Agreement is hereby amended by deleting clause (iii) of said Section in its entirety and inserting the following new clause (iii) in lieu thereof:

“(iii) 100% of the Net Cash Proceeds therefrom are applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 3.02(A)(c), 2.03(d) or 2.03(f), as the case may be,”.

13.           Section 7.04(n) of the Credit Agreement is hereby amended by deleting clause (iii) of said Section in its entirety and inserting the following new clause (iii) in lieu thereof:

“(iii) 100% of the Net Cash Proceeds therefrom are applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 3.02(A)(c), 2.03(d) or 2.03(f), as the case may be,”.

14.           Section 7.04(o) of the Credit Agreement is hereby amended by deleting clause (ii) of said Section in its entirety and inserting the following new clause (ii) in lieu thereof:

“(ii) 100% of the Net Cash Proceeds therefrom are applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 3.02(A)(c), 2.03(d) or 2.03(f), as the case may be,”.

15.           Section 7.04 of the Credit Agreement is hereby further amended by (i) deleting the word “and” appearing at the end of clause (o) of said Section, (ii) deleting the period at the end of clause (p) of said Section and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (q) at the end of said Section:

“(q) unsecured Indebtedness of the Borrower owing to Capgemini, U.S. LLC in an aggregate principal amount not to exceed $30.0 million at any time outstanding (as the same may be reduced from time to time by principal repayments thereof in accordance with the terms thereof); provided that (x) the interest rate applicable to such Indebtedness shall not exceed 6.25% per annum and (y) the principal thereon shall be payable in equal quarterly installments of not more than $2,500,000 commencing not earlier than March 31, 2009 and ending on December 31, 2011.”.

16.           Section 7.05 of the Credit Agreement is hereby amended by (i) inserting the text “(a)” immediately prior to the text “The Borrower” appearing in said Section, (ii) deleting the text “37.5% of Adjusted Consolidated EBITDA” appearing in clause (a) of said Section and inserting in lieu thereof the text “(i) in the case of any fiscal year of the Borrower ended on or prior to December 31, 2007, 37.5% of Adjusted Consolidated EBITDA for such fiscal year and (ii) in the case of any fiscal year of the Borrower ended after December 31, 2007, $33,000,000”, and (iii) deleting clause (b) of said Section in its entirety.

17.           Section 7.06 of the Credit Agreement is hereby amended by deleting clause (l) of said Section in its entirety and inserting the text “(l) [Reserved];” in lieu thereof.

18.           Section 7.06 of the Credit Agreement is hereby further amended by deleting clause (m) of said Section in its entirety and inserting the text “(m) [Reserved];” in lieu thereof.

19.           Section 7.08(a) of the Credit Agreement is hereby amended by inserting the text “, the Capgemini Debt” immediately after the text “any Existing 2010 Senior Notes Document” appearing in said Section.

20.           Section 7.09(a) of the Credit Agreement is hereby amended by deleting clause (ii) of said Section in its entirety and inserting the text “(ii) [Reserved];” in lieu thereof.

21.           Section 7.09(a) of the Credit Agreement is hereby further amended by (i) deleting the text “made (v)” appearing in clause (iii) of said Section and inserting the text “declared or made (v)” in lieu thereof and (ii) inserting the following text immediately prior to the semi-colon appearing at the end of clause (iii) of said Section:

“provided, however, that the Borrower may declare (but not pay) a Dividend at any time after the Fifth Amendment Initial Effective Date and prior to April 30, 2008 so long as the payment of such Dividend is expressly subject to the consummation of the Merger and related transactions described in the Merger Agreement and the termination of this Agreement and the repayment of all Obligations owing hereunder; and provided, further, that, other than as set forth in the immediately preceding proviso, no dividend shall be declared or paid during the period commencing with the Fifth Amendment Initial Effective Date and the date of delivery of the Quarterly Compliance Certificate with respect to the fiscal quarter ending March 31, 2008”

22.           Section 7.09(a) of the Credit Agreement is hereby further amended by deleting clause (xv) of said Section in its entirety and inserting the text “(xv) [Reserved];” in lieu thereof.

23.           Section 7.09(a) of the Credit Agreement is hereby further amended by (i) deleting the word “and” appearing at the end of clause (xvii) of said Section, (ii) deleting the period at the end of clause (xviii) of said Section and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (xix) at the end of said Section:

                “(xix) the Borrower may prepay principal of Capgemini Debt with the Net Cash Proceeds of issuances of Equity Interests of the Borrower not required to be applied as a repayment of Term Loans as a result of the application of subclause (iv) of the first parenthetical appearing in Section 3.02(A)(g), so long as no Default or Event of Default then exists or would result therefrom.”.

24.           Section 7.11 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 7.11 in lieu thereof:

                “7.11 Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio for any Test Period ending on the last day of any fiscal quarter of the Borrower to be less than (i) in the case of any Test Period ending on the last day of any fiscal quarter of the Borrower ended on or prior to December 31, 2007, 3.00:1.00 (or, at any time on and after the issuance of any Permitted Senior Subordinated Notes pursuant to Section 7.04(j), 2.50:1.00), (ii) in the case of any Test Period ending on the last day of any fiscal quarter of the Borrower ended after December 31, 2007 and on or prior to December 31, 2008, 1.85:1.00, (iii) in the case of any Test Period ending on the last day of any fiscal quarter of the Borrower ended after December 31, 2008 and on or prior to December 31, 2009, 2.50:1.00; and (iv) in the case of any Test Period ending on the last day of any fiscal quarter of the Borrower ended after December 31, 2009, 2.75:1.00.”.

25.           Section 7.12 of the Credit Agreement is hereby amended by deleting the text “5.50:1.00” appearing in said Section and inserting in lieu thereof the text “(i) in the case of any fiscal quarter of the Borrower ended on or prior to December 31, 2007, 5.50:1.00, (ii) in the case of any fiscal quarter of the Borrower ended after December 31, 2007 and on or prior to December 31, 2008, 6.50:1.00, (iii) in the case of any fiscal quarter of the Borrower ended after December 31, 2008 and on or prior to December 31, 2009, 5.00:1.00, and (iv) in the case of any fiscal quarter of the Borrower ended after December 31, 2009, 4.50:1.00.”.

26.           Section 7.13(d) of the Credit Agreement is hereby amended by deleting clause (ii) of said Section in its entirety and inserting the following new clause (ii) in lieu thereof:

“(ii) 100% of the Net Cash Proceeds therefrom are applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 3.02(A)(c), 2.03(d) or 2.03(f), as the case may be,”.

27.           Section 7 of the Credit Agreement is hereby further amended by inserting the following new Section 7.15 at the end of said Section:

                “7.15  Special Covenants in Connection with the Fifth Amendment. (a) The Borrower will not, and will not permit any of its Subsidiaries to, make or incur any cash expenditures or cash charges of the type described in clause (xiii) of the definition of “Adjusted Consolidated EBITDA” or clause (w) of the proviso appearing in the definition of “Consolidated Capital Expenditures” during any period specified on Annex

XIII, unless on the date of the making or incurrence of the respective expenditure or charge, the sum of (i) Total Unutilized Revolving Commitment on such date (determined on a pro forma basis after giving effect to any incurrence of RF Loans and Swingline Loans on such date to make or incur such expenditure or charge or for any other purpose) plus (ii) the amount of Unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries on such date (determined on a pro forma basis after giving effect to any application of such cash or Cash Equivalents on such date to make or incur such expenditures or charges or for any other purpose), is equal to or greater than the amount set forth on Annex XIII for the respective period during which such date occurs.

                (b) The Borrower will not, and will not permit any of its Subsidiaries to, make or incur any cash expenditures or cash charges of the type described in clause (xiii) of the definition of “Adjusted Consolidated EBITDA” or clause (w) of the proviso appearing in the definition of “Consolidated Capital Expenditures” (including integration expenses payable to Capgemini, U.S. LLC) during any fiscal quarter specified on Annex XII in excess of the aggregate amounts permitted for such types of expenditures and charges specified for such fiscal quarter on Annex XII, in any case after March 31, 2008 (it being understood, for avoidance of doubt, that the aggregate amount of cash expenditures or cash charges of a given type may exceed the corresponding amount for such type set forth on Annex XII for a given fiscal quarter but the aggregate amount of cash expenditures and cash charges of all types set forth on Annex XII for a given fiscal quarter may not exceed the aggregate dollar limitations for all such types set forth on Annex XII for such fiscal quarter); provided, however that (x) the Borrower may pay an accrued payable to Capgemini, U.S. LLC during the fiscal quarters ended June 30, 2008, September 30, 2008 and December 31, 2008 in an aggregate amount not to exceed $6,300,000, which payable relates to charges accrued during a prior fiscal quarter and (y) the foregoing is not intended to limit payments in respect of the Capgemini Debt.

                (c) Notwithstanding anything to the contrary in clauses (a) or (b) of this Section 7.15, the Borrower and its Subsidiaries may make or incur any cash expenditures or cash charges of the type described in clause (xiii) of the definition of “Adjusted Consolidated EBITDA” or clause (w) of the proviso appearing in the definition of “Consolidated Capital Expenditures” during any period specified on Annex XII ending after March 31, 2008 in excess of the amounts set forth on Annex XII for the respective period, up to an aggregate amount not to exceed $20,000,000; provided that such amounts are either (i) funded from sales or issuances of Equity Interests of the Borrower pursuant to clause (v) of Section 3.02(A)(g) or (ii) committed in writing to be fully reimbursed on terms reasonably satisfactory to the Administrative Agent acting in its sole discretion, and are so reimbursed in cash within thirty (30) days of the making or incurrence thereof, by third-parties reasonably acceptable to the Required Lenders (it being agreed and acknowledged that (I) the issuance of Equity Interests of the Borrower pursuant to clause (v) of Section 3.02(A)(g) as a condition to any reimbursement described above shall constitute a reasonably satisfactory term of such reimbursement, and (II) Verizon Communications Inc. (“Verizon”) shall constitute a reasonably acceptable third party for the purposes of this clause (c)) provided that any such amounts under sub-clause (ii) above shall not be required to be reimbursed to the extent that, on or before the thirtieth day after the making or incurrence of cash expenditures or cash charges referenced in this clause (c), the Merger and related transactions described in the Merger Agreement shall have been consummated, all outstanding Obligations under this Agreement shall have been repaid in full and this Agreement shall have been terminated, and provided, further, that an unconditional commitment in writing by Verizon to fully reimburse (without any right of setoff) any expenditures as described above prior to the making or incurrence of any such expenditure by the Borrower shall be deemed satisfactory to the Administrative Agent (without any required review by the Administrative Agent) so long as any consideration for such reimbursement (which in any event may consist of Borrower Common Stock and/or Qualified Preferred Stock) (I) shall not constitute Indebtedness hereunder, (II) shall not contain any terms requiring payment of cash by the Borrower to Verizon prior to the Term Loan Maturity Date or payment in full of all Obligations, and (III) shall not contain any covenants other than customary information covenants and inspection rights.”.

28.           The definition of “Adjusted Consolidated EBITDA” appearing in Section 9 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing before the text “(xii) in the case of any period” in said definition and inserting a comma in lieu thereof and (ii) inserting the following new text prior to the text “and (B) subtracting therefrom” appearing in said definition:

“, (xiii) in the case of any period including the fiscal quarter of the Borrower ended March 31, 2008, one-time charges recorded as operating expenses of the Borrower and its Subsidiaries during such fiscal quarter included in such period for one of the specified purposes under “Merger Operating Expenses” set forth in Annex XII (as notified to the Administrative Agent pursuant to Section 6.01(d) or (e), as applicable), in an aggregate amount for all charges added back for such fiscal quarter pursuant to this clause (xiii) not to exceed the remainder of (I) $58,400,000 less (II) the aggregate amount of expenditures actually recorded as capital expenditures during such fiscal quarter for one of the specified purposes under “Merger Related CapEx” set forth in Annex XII, which expenditures would (in the absence of (A) clause (w) of the proviso appearing in the definition of “Consolidated Capital Expenditures” and (B) the exclusion of non-cash capital expenditures from the definition of “Consolidated Capital Expenditures”) be accounted for as Consolidated Capital Expenditures for such fiscal quarter included in such period; provided that (x) the aggregate amount of the one-time cash charges added back pursuant to this clause (xiii), when added to the aggregate amount of cash capital expenditures excluded from Consolidated Capital Expenditures by virtue of the application of clause (w) of the definition of “Consolidated Capital Expenditures”, shall not exceed $32,600,000, all of which cash charges shall actually be incurred during such fiscal quarter included in such period and (y) notwithstanding the foregoing, if any charges referred to in this clause (xiii) that are initially contemplated to be characterized as “Merger Operating Expenses” are subsequently characterized as restructuring charges upon the termination of the Merger Agreement (without consummation of the Merger), such charges shall be permitted to be added-back for the relevant fiscal quarter, subject to the overall dollar limitations provided for add-backs pursuant to this clause (xiii), (xiv)in the case of any period including a fiscal quarter of the Borrower ended June 30, 2008 or September 30, 2008, one-time cash restructuring charges (including severance) actually incurred during a fiscal quarter included in such period in connection with the termination of the Merger Agreement and the related transactions (as notified to the Administrative Agent pursuant to Section 6.01(d) or (e), as applicable), in an aggregate amount for all charges added back for all fiscal quarters pursuant to this clause (xiv) not to exceed $17,800,000, and (xv) the write-off of any capitalized assets as a result of the termination of the Merger Agreement (without consummation of the Merger), so long as the amount of the write-offs added back pursuant to this clause (xv) do not exceed the sum of (x) the amounts excluded from the definition of “Consolidated Capital Expenditures” by virtue of clause (w) appearing in the proviso to the definition thereof and (y) the amount of capital expenditures and transition expenses made or incurred by the Borrower and its Subsidiaries during the fiscal year of the Borrower ended December 31, 2007 in contemplation of the Merger.”.

29.           The definition of “Available Cash” appearing in Section 9 of the Credit Agreement is hereby amended by inserting the text “(determined without regard to (A) the second parenthetical appearing in clause (x) of the definition of “Adjusted Consolidated EBITDA” and (B) any portion of Adjusted Consolidated EBITDA attributable to a cash add-back pursuant to clause (xiii), (xiv) or (xv) of the definition of “Adjusted Consolidated EBITDA”)” immediately after the first reference to “Adjusted Consolidated EBITDA” appearing in said definition.

30.           The definition of “Consolidated Capital Expenditures” appearing in Section 9 of the Credit Agreement is hereby amended by inserting the following new clause (w) immediately prior to the text “(x) exclude” appearing in the proviso in said Section:

“(w) for purposes of Section 7.05 and clause (xv) of the definition of Adjusted Consolidated EBITDA only, in the case of any period including the fiscal quarter of the Borrower ended March 31, 2008, exclude expenditures recorded as capital expenditures of the Borrower and its Subsidiaries during such fiscal quarter for one of the specified purposes under “Merger Related Capex” set forth in Annex XII, in an aggregate amount for all expenditures excluded for such quarter pursuant to this clause (w) not to exceed the remainder of (I) $58,400,000 less (II) the aggregate amount of all charges actually recorded for one of the specified purposes under “Merger Operating Expenses” set forth in Annex XII during such fiscal quarter, which charges would (in the absence of clause (A)(xiii) of the definition of “Adjusted Consolidated EBITDA”) reduce Adjusted Consolidated EBITDA for such period; provided that the aggregate amount of cash capital expenditures excluded from Consolidated Capital Expenditures by virtue of the application of this clause (w), when added to the aggregate amount of the one-time cash charges added back pursuant to clause (xiii) of the definition of “Adjusted Consolidated EBITDA”, shall not exceed $32,600,000, all of which cash capital expenditures shall actually be made during such fiscal quarter included in such period”.

31.           The definition of “Cumulative Distributable Cash” appearing in Section 9 of the Credit Agreement is hereby amended by inserting the following text prior to the period at the end of said Section:

“minus (v) the aggregate principal amount of Term Loans actually repaid (or, for purposes of Section 7.09(a)(iii) only, required to be repaid on such date of determination or the next Business Day thereafter) pursuant to Section 3.02(A)(e) (for avoidance of doubt, excluding (other than for purposes of Section 7.09(a)(iii)) any repayment of Term Loans to be made on such date of determination or the next Business Day thereafter).”.

32.           The definition of “Dividend Suspension Period” appearing in Section 9 of the Credit Agreement is hereby amended by deleting the text “5.25:1.00” appearing in said definition in the two instances where it appears and inserting in both instances the text “4.50:1.00” in lieu thereof.

33.           The definition of “Excluded Asset Sale” appearing in Section 9 of the Credit Agreement is hereby amended by deleting the text “$40,000,000” appearing in said definition and inserting in lieu thereof the text “$29,000,000 (it being understood that in no event shall the aggregate Net Cash Proceeds (determined as provided in the preceding parenthetical) from all sales and dispositions identified as “Excluded Asset Sales” and consummated after the Fifth Amendment Initial Effective Date exceed $6,000,000)” in lieu thereof.

34.           The definition of “Minimum Liquidity Condition” appearing in Section 9 of the Credit Agreement is hereby amended by deleting the text “$10,000,000” appearing in said definition and inserting the text “$20,000,000” in lieu thereof.

35.           The definition of “Net Cash Proceeds” appearing in Section 9 of the Credit Agreement is hereby amended by (i) inserting the text “or Equity Interests or any capital contribution” after the text “Preferred Stock or Indebtedness” appearing in said definition, (ii) inserting the text “or any Subsidiary thereof” after the text “the Borrower” appearing in said definition and (iii) inserting the text “or capital contribution” after the text “such issuance” appearing in said definition.

36.           The definition of “Restricted Payment” appearing in Section 9 of the Credit Agreement is hereby amended by inserting the text “, the Capgemini Debt” immediately prior to the text “and any Permitted Refinancing Indebtedness” appearing in said definition.

37.           The definition of “Pro Forma EBITDA Test” appearing in Section 9 of the Credit Agreement is hereby amended by deleting the text “40%” appearing in said definition and inserting the text “10%” in lieu thereof.

38.           Section 9 of the Credit Agreement is hereby further amended by (i) deleting the definition “Available Basket Amount”, “Available Basket Sub-Limit”, “RF Maturity Date” and “Term Loan Maturity Date” appearing in said Section in their entirety and (ii) inserting the following new definitions in said Section in appropriate alphabetical order:

“Aggregate Consideration” shall mean, with respect to any Permitted Acquisition, the sum (without duplication) of (i) the fair market value of the common stock of the Borrower (based on the average closing trading price of the common stock of the Borrower for the 20 trading days immediately prior to the date of such Permitted Acquisition on the stock exchange on which the common stock of the Borrower is listed or, if the common stock of the Borrower is not so listed, the good faith determination of the senior management of the Borrower) issued (or to be issued) as consideration in connection with such Permitted Acquisition (including, without limitation, common stock of the Borrower which may be required to be issued as earn-out consideration upon the achievement of certain future performance goals of the respective Acquired Person), (ii) the aggregate amount of all cash paid (or to be paid) by the Borrower or any of its Subsidiaries in connection with such Permitted Acquisition (including, without limitation, payments of fees and costs and expenses in connection therewith) and all contingent cash purchase price, earn-out, non-compete and other similar obligations of the Borrower and its Subsidiaries incurred and reasonably expected to be incurred in connection therewith (as determined in good faith by the Borrower), (iii) the aggregate principal amount of all Indebtedness assumed, incurred, refinanced and/or issued in connection with such Permitted Acquisition to the extent permitted by Section 7.04, (iv) the aggregate liquidation preference of all Preferred Stock issued as consideration in connection with the proposed Permitted Acquisition and (v) the fair market value (as reasonably determined by senior management of the Borrower) of all other consideration payable in connection with such Permitted Acquisition.

“Capgemini Debt” shall mean the Indebtedness of the Borrower described in Section 7.04(q).

“Equity Interests” of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interest in (however designated) equity of such Person, including any common stock, preferred stock, any limited or general partnership interest and any limited liability company membership interest.

“Fifth Amendment” shall mean the Fifth Amendment to Credit Agreement, dated as of February 25, 2008.

“Fifth Amendment Initial Effective Date” shall have the meaning provided in the Fifth Amendment.

“Fifth Amendment First Subsequent Effective Date” shall have the meaning provided in the Fifth Amendment.

“Fourth Amendment” shall mean the Fourth Amendment to Credit Agreement, dated as of January 25, 2007.

“Merger” shall have the meaning provided in the Fourth Amendment.

“RF Maturity Date” shall mean February 8, 2011; provided, however, that if any Capgemini Debt remains outstanding on June 30, 2009 and which provides for a mandatory prepayment to be made on a date falling on or prior to February 8, 2011, the “RF Maturity Date” shall instead mean June 30, 2009.

“Term Loan Maturity Date” shall mean February 8, 2012; provided, however, that if any Capgemini Debt remains outstanding on June 30, 2009 and which provides for a mandatory prepayment to be made on a date falling on or prior to February 8, 2012, the “Term Loan Maturity Date” shall instead mean June 30, 2009.

39.           The Credit Agreement is hereby further amended by adding new Annex XII and Annex XIII thereto in the form of Annex XII and Annex XIII, respectively, attached hereto.

40.           The parties hereto hereby acknowledge and agree that consummation of the transactions contemplated by the Merger Agreement shall constitute a Change of Control and accordingly, upon the date of such consummation, the Total Revolving Commitment shall terminate in its entirety in accordance with the provisions of Section 2.03(g)(y) of the Credit Agreement, and all outstanding Loans shall be required to be repaid in full in accordance with the provisions of Section 3.02(A)(f) of the Credit Agreement.

II.            First Subsequent Amendments to Credit Agreement.

The following amendments to the Credit Agreement shall become effective on the Fifth Amendment First Subsequent Effective Date (as defined in Section 6 of Part IV of this Amendment below):

1.             Section 2.01 of the Credit Agreement is hereby amended by (i) redesignating clause (i) of said Section as clause (j) of said Section and (ii) inserting the following new clause (i) immediately following clause (h) of said Section:

“(i)          All voluntary prepayments of principal of B Term Loans pursuant to Section 3.01 and all repayments of principal of B Term Loans required pursuant to Section 8 as a result of any acceleration thereof, in each case prior to the second anniversary of the Fifth Amendment First Subsequent Effective Date, will be subject to payment to the Administrative Agent, for the ratable account of each Lender with outstanding B Term Loans, of a fee as follows:  (x) if prior to the first anniversary of the Fifth Amendment First Subsequent Effective Date, an amount equal to 2.0% of the aggregate principal amount of such prepayment or repayment and (y) if payable on or after the first anniversary of the Fifth Amendment First Subsequent Effective Date and prior to the second anniversary of the Fifth Amendment First Subsequent Effective Date, an amount equal to 1.0% of the aggregate principal amount of such prepayment or repayment.  Such fees shall be due and payable upon the date of any voluntary prepayment or the due date of such required repayment, as the case may be.”.

2.             Section 3.01 of the Credit Agreement is hereby amended by (i) inserting the text “(except as provided below)” immediately after the text “without premium or penalty” appearing in said Section, (ii) deleting the word “and” appearing at the end of clause (v) of said Section, (iii) deleting the period at the end of clause (vi) of said Section and inserting the text “; and” in lieu thereof and (iv) inserting the following new clause (vii) at the end of said Section:

“(vii)  any prepayment of B Term Loans pursuant to this Section 3.01 made prior to the second anniversary date of the Fifth Amendment First Subsequent Effective Date shall be subject to the fee described in Section 2.01(i).”.

3.             The definition of “Eurodollar Rate” appearing in Section 9 of the Credit Agreement is hereby amended by inserting the following text immediately prior to the period appearing at the end of clause (II) of said definition:

“provided, further, that, for all periods on and after the Fifth Amendment First Subsequent Effective Date, if the rate per annum as determined in accordance with the foregoing provisions is less than 2.50%, the rate per annum shall be deemed to be 2.50% per annum”

4.             Section 9 of the Credit Agreement is hereby further amended by (i) deleting the definitions of “Applicable Base Rate Margin” and “Applicable Eurodollar Margin” appearing in said Section in their entirety and (ii) inserting the following new definitions in said Section in appropriate alphabetical order:

“Applicable Base Rate Margin” shall mean (i) in the case of B Term Loans, 3.00%, (ii) in the case of RF Loans, 3.00% and (iii) in the case of Swingline Loans, 3.00% (it being understood that the “Applicable Base Rate Margin” (as defined in this Agreement prior to the Fifth Amendment First Subsequent Effective Date) shall be applicable for all periods prior to the Fifth Amendment First Subsequent Effective Date and the “Applicable Base Rate Margin” (as defined in this Agreement after giving effect to the Fifth Amendment First Subsequent Effective Date) shall be applicable for all periods on and after the Fifth Amendment First Subsequent Effective Date).

“Applicable Eurodollar Margin” shall mean (i) in the case of B Term Loans, 4.00%, and (ii) in the case of RF Loans, 4.00% (it being understood that the “Applicable Eurodollar Margin” (as defined in this Agreement prior to the Fifth Amendment First Subsequent Effective Date) shall be applicable for all periods prior to the Fifth Amendment First Subsequent Effective Date and the “Applicable Eurodollar Margin” (as defined in this Agreement after giving effect to the Fifth Amendment First Subsequent Effective Date) shall be applicable for all periods on and after the Fifth Amendment First Subsequent Effective Date).

III.           Second Subsequent Amendments to Credit Agreement.

The following amendments to the Credit Agreement shall become effective on the Fifth Amendment Second Subsequent Effective Date (as defined in Section 7 of Part IV of this Amendment below):

1.             The definition of “Eurodollar Rate” appearing in Section 9 of the Credit Agreement is hereby amended by deleting the second proviso appearing in clause (II) of said definition in its entirety and inserting the following text in lieu thereof:

“provided, further, that, for all periods on and after the Fifth Amendment Second Subsequent Effective Date, if the rate per annum as determined in accordance with the foregoing provisions is less than 3.25%, the rate per annum shall be deemed to be 3.25% per annum”

2.             Section 9 of the Credit Agreement is hereby amended by (i) deleting the definitions of “Applicable Base Rate Margin” and “Applicable Eurodollar Margin” appearing in said Section in their entirety and (ii) inserting the following new definitions in said Section in appropriate alphabetical order:

“Applicable Base Rate Margin” shall mean (i) in the case of B Term Loans, 5.00%, (ii) in the case of RF Loans, 5.00% and (iii) in the case of Swingline Loans, 5.00% (it being understood that the “Applicable Base Rate Margin” (as defined in this Agreement prior to the Fifth Amendment Second Subsequent Effective Date) shall be applicable for all periods prior to the Fifth Amendment Second Subsequent Effective Date and the “Applicable Base Rate Margin” (as defined in this Agreement after giving effect to the Fifth Amendment Second Subsequent Effective Date) shall be applicable for all periods on and after the Fifth Amendment Second Subsequent Effective Date).

“Applicable Eurodollar Margin” shall mean (i) in the case of B Term Loans, 6.00%, and (ii) in the case of RF Loans, 6.00% (it being understood that the “Applicable Eurodollar Margin” (as defined in this Agreement prior to the Fifth Amendment Second Subsequent Effective Date) shall be applicable for all periods prior to the Fifth Amendment Second Subsequent Effective Date and the “Applicable Eurodollar Margin” (as defined in this Agreement after giving effect to the Fifth Amendment Second Subsequent Effective Date) shall be applicable for all periods on and after the Fifth Amendment Second Subsequent Effective Date).

“Fifth Amendment Second Subsequent Effective Date” shall have the meaning provided in the Fifth Amendment.

IV.           Miscellaneous Provisions.

1.             In order to induce the Lenders to enter into this Fifth Amendment, the Borrower hereby represents and warrants that:

(a) no Default or Event of Default exists as of the Fifth Amendment Initial Effective Date (as defined below), both immediately before and immediately after giving effect thereto; and

(b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Fifth Amendment Initial Effective Date, both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Initial Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.             This Fifth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.             This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.             THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF).

5.             Except for amendments and modifications set forth in Part II and Part III of this Fifth Amendment, the provisions of this Fifth Amendment shall become effective on the date (the “Fifth Amendment Initial Effective Date”) when each of the following conditions shall have been satisfied:

(i)            the Borrower and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, attention:  May Yip-Daniels (facsimile number: 212-354-8113, email address: myip@whitecase.com);

(ii)           the Administrative Agent shall have received reasonably satisfactory evidence that Verizon Communications, Inc. has consented to this Fifth Amendment, to the extent required by Section 7.1(m) of the Merger Agreement; and

(iii)          the Borrower shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent and the Lenders to the extent then due and invoiced.

6.             If (i) the Fifth Amendment Initial Effective Date has occurred, and (ii) any Commitments, Loans or Letters of Credit remain outstanding on May 1, 2008 (other than Letters of Credit that have been cash collateralized or supported by so called “back-to-back” letters of credit on terms reasonably satisfactory to the Administrative Agent and the relevant Letter of Credit Issuer), then the amendments and modifications set forth in Part II of this Fifth Amendment shall become effective on May 1, 2008 and such date shall then become and be referred to herein as the “Fifth Amendment First Subsequent Effective Date”.

7.             If (i) the Fifth Amendment Initial Effective Date has occurred, (ii) the Fifth Amendment First Subsequent Effective Date has occurred and (iii) any Commitments, Loans or Letters of Credit remain outstanding on January 1, 2009 (other than Letters of Credit that have been cash collateralized or supported by so called “back-to-back” letters of credit on terms reasonably satisfactory to the Administrative Agent and the relevant Letter of Credit Issuer), then the amendments and modifications set forth in Part III of this Fifth Amendment shall become effective on January 1, 2009 and such date shall then become and be referred to herein as the “Fifth Amendment Second Subsequent Effective Date”.

8.             The Borrower hereby covenants and agrees that, so long as the Fifth Amendment Initial Effective Date occurs, (i) it shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 3:00 P.M. (New York City time) on February 25, 2008, a non-refundable cash fee (the “Initial Amendment Fee”) in Dollars in an amount equal to 25 basis points (i.e., 0.25%) of the amount equal to the sum of (I) the aggregate principal amount of all Term Loans of such Lender outstanding on the Fifth

Amendment Initial Effective Date, and (II) the Revolving Commitment of such Lender as in effect on the Fifth Amendment Initial Effective Date, which amounts shall be paid by the Borrower to the Administrative Agent for distribution to the relevant Lenders not later than the second Business Day following the Fifth Amendment Initial Effective Date, (ii) if any Commitments, Loans or Letters of Credit remain outstanding (other than Letters of Credit that have been cash collateralized or supported by so-called “back-to-back” letters of credit on terms reasonably satisfactory to the Administrative Agent and the relevant Letter of Credit Issuer) on April 1, 2008, it shall pay to each relevant Lender on such date a non-refundable cash fee (the “First Subsequent Amendment Fee”) in Dollars in an amount equal to 25 basis points (i.e., 0.25%) of the amount equal to the sum of (I) the aggregate principal amount of all Term Loans of such Lender outstanding on such date and (II) the Revolving Commitment of such Lender as in effect on such date, which amounts shall be paid by the Borrower to the Administrative Agent for distribution to the relevant Lenders not later than the second Business Day following such date, (iii) on the Fifth Amendment First Subsequent Effective Date, it shall pay to each relevant Lender on such date a non-refundable cash fee (the “Second Subsequent Amendment Fee”) in Dollars in an amount equal to 150 basis points (i.e., 1.50%) of the amount equal to the sum of (I) the aggregate principal amount of all Term Loans of such Lender outstanding on such date and (II) the Revolving Commitment of such Lender as in effect on such date, which amounts shall be paid by the Borrower to the Administrative Agent for distribution to the relevant Lenders not later than the second Business Day following such date, and (iv) if any Commitments, Loans or Letters of Credit remain outstanding (other than Letters of Credit that have been cash collateralized or supported by so-called “back-to-back” letters of credit on terms reasonably satisfactory to the Administrative Agent and the relevant Letter of Credit Issuer) on January 31, 2009, it shall pay to each relevant Lender on such date a non-refundable cash fee (the “Third Subsequent Amendment Fee”, and together with the Initial Amendment Fee, the First Subsequent Amendment Fee, and the Second Subsequent Amendment Fee, the “Amendment Fees”) in Dollars in an amount equal to 250 basis points (i.e., 2.50%) of the amount equal to the sum of (I) the aggregate principal amount of all Term Loans of such Lender outstanding on such date and (II) the Revolving Commitment of such Lender as in effect on such date, which amounts shall be paid by the Borrower to the Administrative Agent for distribution to the relevant Lenders not later than the second Business Day following such date.  Each Amendment Fee shall constitute a “Fee” for all purposes of the Credit Agreement (including, without limitation, Section 8.01 of the Credit Agreement).  The Amendment Fees shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter.

9.             From and after the Fifth Amendment Initial Effective Date, the Fifth Amendment First Subsequent Effective Date and the Fifth Amendment Second Subsequent Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the Fifth Amendment Initial Effective Date, the Fifth Amendment First Subsequent Effective Date and the Fifth Amendment Second Subsequent Effective Date, as the case may be.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fifth Amendment as of the date first above written.

FAIRPOINT COMMUNICATIONS, INC.

By:	/s/ John P. Crowley
Name:	John P. Crowley
Title:	Chief Financial Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Director

By:	/s/ Yvonne Tilden
Name:	Yvonne Tilden
Title:	Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG FAIRPOINT COMMUNICATIONS, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

LANDMARK I CDO Limited
By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Director

LANDMARK III CDO Limited
By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Director

LANDMARK IV CDO Limited
By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Director

LANDMARK V CDO Limited
By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Director

LANDMARK VI CDO Limited
By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Director

LANDMARK VII CDO Limited
By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Director

New Alliance Global CDO, Limited
By: AllianceBernstein L.P., as Investment Advisor

By:	/s/ Nantha Suppiah
	Name:	Nantha Suppiah
	Title:	Vice President

BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2007-I
BABSON-JEFFERIES LOAN OPPORTUNITY CLO LTD.
SAPPHIRE VALLEY CDO I., LTD

SUFFIELD CLO, LIMITED
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Adrienne Butler
	Name:	Adrienne Butler
	Title:	Managing Director

C.M. LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Sub-Advisor

By:	/s/ Adrienne Butler
	Name:	Adrienne Butler
	Title:	Managing Director

HAKONE FUND LLC
By: Babson Capital Management LLC as Investment Manager

By:	/s/ Adrienne Butler
	Name:	Adrienne Butler
	Title:	Managing Director

MAPLEWOOD (CAYMAN) LIMITED
By: Babson Capital Management LLC as Investment Manager

By:	/s/ Adrienne Butler
	Name:	Adrienne Butler
	Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Advisor

By:	/s/ Adrienne Butler
	Name:	Adrienne Butler
	Title:	Managing Director

Bank of America, N.A.

By:	/s/ Lisa Webster
	Name:	Lisa Webster
	Title:	Vice President

Bank of America, N.A.

By:	/s/ Michael Roof
	Name:	Michael Roof
	Title:	Vice President

Gallatin CLO 2007-1, Ltd.
As Assignee
By: Bear Stearns Asset Management, Inc. as its Collateral Manager

By:	/s/ Niall Rosenzweig
	Name:	Niall Rosenzweig
	Title:	Managing Director

Bear Stearns Loan Trust
By: Bear Stearns Asset Management, Inc. as its Attorney-in-fact

By:	/s/ Niall Rosenzweig
	Name:	Niall Rosenzweig
	Title:	Managing Director

Callidus Debt Partners CLO Fund III Ltd.
By: Callidus Capital Management, LLC its Collateral Manager

By:	/s/ illegible
Name:
Title:

CANARAS SUMMIT CLO LTD
By: Canaras Capital Management LLC as Sub-Investment Advisor

By:	/s/ Benjamin S. Steger
	Name:	Benjamin S. Steger, CFA
	Title:	Authorized Signatory

Grand Central Asset Trust, EAP Series

By:	/s/ Valerie Opperman
	Name:	Valerie Opperman
	Title:	Attorney-in-fact

CIT LENDING SERVICES [Illegible]

By:	/s/ Scott P. Ploshay
	Name:	Scott P. Ploshay
	Title:	Vice President

LMP Corporate Loan Fund, Inc.
By: Citigroup Alternative Investments LLC

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

Eagle Master Fund Ltd.
By: Citigroup Alternative Investments LLC
as Investment Manager for and on behalf of
Eagle Master Fund Ltd.

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

CoBank, ACB .

By:	/s/ Gloria Hancock
	Name:	Gloria Hancock
	Title:	Vice President

ColumbusNova CLO Ltd. 2006-I

By:	/s/ Tom Bohrer
	Name:	Tom Bohrer
	Title:	Senior Director

Atrium CDO

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

Atrium III

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

Atrium IV

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

Atrium V

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

Atrium VI

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

Castle Garden

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

CS Global Hybrid

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

Credit Suisse Syndicated Loan Fund

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

CSAM Funding I

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

Madison Park Funding I

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

Madison Park II

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

Madison Park III

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

Madison Park IV

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

Madison Park V

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

Aurum CLO 2002-1 Ltd.
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management Inc.),
As Collateral Manager

By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Director

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

Deutsche Bank Trust Company Americas
By: DB Services New Jersey, Inc.

By:	/s/ Edward Schaffer
	Name:	Edward Schaffer
	Title:	illegible

By:	/s/ Dendre Whorton
	Name:	Dendre Whorton
	Title:	Assistant Vice President

ROSEMONT CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Dale Burrow
	Name:	Dale Burrow
	Title:	Managing Director

Deutsche Bank AG London Branch

By:	/s/ Edward Schaffer
	Name:	Edward Schaffer
	Title:	illegible

By:	/s/ Dendre Whorton
	Name:	Dendre Whorton
	Title:	Assistant Vice President

SENIOR DEBT PORTFOLIO
By: Boston Management and Research as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

EATON VANCE SENIOR INCOME TRUST
By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

EATON VANCE CDO VIII, Ltd.
By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

EATON VANCE CDO IX, Ltd.
By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

GRAYSON & CO
By: Boston Management and Research as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

THE [illegible] BANK, NEW YORK BRANCH,
through State Street Bank and Trust Company N.A. as
Fiduciary Custodian
By: Eaton Vance Management, Attorney-in-fact

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

BIG SKY III SENIOR LOAN TRUST
By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

EATON VANCE VT FLOATING RATE INCOME FUND
By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND
By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST
By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

EATON VANCE FLOATING-RATE INCOME TRUST
By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

EATON VANCE SHORT DURATION
DIVERSIFIED INCOME FUND
By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

EATON VANCE VARIABLE LEVERAGE FUND Ltd.
By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

EATON VANCE MEDALLION FLOATING-RATE
INCOME PORTFOLIO
By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:	/s/ Tyler Chan
	Name:	Tyler Chan
	Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Rebecca A. Ford
	Name:	Rebecca A. Ford
	Title:	Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION
As Administrator For, Merritt CLO Holding LLC

By:	/s/ James R. Persico
	Name:	James R. Persico
	Title:	Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION
As Administrator For, GE Commercial Loan Holding LLC

By:	/s/ James R. Persico
	Name:	James R. Persico
	Title:	Duly Authorized Signatory

GOLDMAN SACHS CREDIT PARTNERS, L.P.

By:	/s/ Jamie Weisteiner
	Name:	Jamie Weisteiner
	Title:	Authorized Signatory

GULF STREAM-COMPASS CLO 2003-I LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2004-I LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2005-II LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

The Hartford Mutual Funds, Inc. on behalf of the Hartford Floating Rate Fund
By: Hartford Investment Management Company, its sub-advisor, as a lender

By:	/s/ Michael Pineau
	Name:	Michael Pineau
	Title:	Vice President

Hartford Institutional Trust, on behalf of its Floating Rate Bank Series
By: Hartford Investment Management Company, its Investment Manager

By:	/s/ Michael Pineau
	Name:	Michael Pineau
	Title:	Vice President

Stedman CBNA Loan Funding LLC,
for itself or as agent for Stedman CFPI Loan Funding LLC

By:	/s/ Emilie Roviaro
	Name:	Emilie Roviaro
	Title:	As Attorney-in-fact

Highland Floating Rate Advantage Fund

By:	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

Pioneer Floating Rate Trust

By:	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

Loan Funding IV LLC
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Mark Okada
	Name:	Mark Okada
	Title:	Executive Vice President

Loan Funding VII LLC
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Mark Okada
	Name:	Mark Okada
	Title:	Executive Vice President

Loan Star State Trust
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Mark Okada
	Name:	Mark Okada
	Title:	Executive Vice President

Southfork CLO, Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Mark Okada
	Name:	Mark Okada
	Title:	Executive Vice President

Liberty CLO, Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Mark Okada
	Name:	Mark Okada
	Title:	Executive Vice President

Eastland CLO, Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Mark Okada
	Name:	Mark Okada
	Title:	Executive Vice President

Red River CLO, Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Mark Okada
	Name:	Mark Okada
	Title:	Executive Vice President

Rockwall CLO II Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Mark Okada
	Name:	Mark Okada
	Title:	Executive Vice President

Westchester CLO, Ltd.
By: Highland Capital Management, L.P., as Servicer
By: Strand Advisors, Inc., its General Partner

By:	/s/ Mark Okada
	Name:	Mark Okada
	Title:	Executive Vice President

Hudson Canyon CBNA Loan Funding LLC

By:	/s/ Emilie Roviaro
	Name:	Emilie Roviaro
	Title:	Attorney-in-fact

ING Investment Management CLO I, Ltd.
By: ING Investment Management Co, as its Investment Manager

By:	/s/ Robert Wilson
	Name:	Robert Wilson
	Title:	Senior Vice President

ING Investment Management CLO II, Ltd.
By: ING Alternative Asset Management LLC, as its Investment Manager

By:	/s/ Robert Wilson
	Name:	Robert Wilson
	Title:	Senior Vice President

ING Investment Management CLO III, Ltd.
By: ING Alternative Asset Management LLC, as its Investment Manager

By:	/s/ Robert Wilson
	Name:	Robert Wilson
	Title:	Senior Vice President

ING International Senior Bank Loans Euro
By: ING Investment Management Co, as its Investment Manager

By:	/s/ Robert Wilson
	Name:	Robert Wilson
	Title:	Senior Vice President

AVALON CAPITAL LTD. 3
By: INVESCO Senior Secured Management, Inc. as Asset Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

BELHURST CLO LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

CHAMPLAIN CLO LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured Management, Inc. as Investment Advisor

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured Management, Inc. as Investment Advisor

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

AIM FLOATING RATE FUND
By: INVESCO Senior Secured Management, Inc. as Sub-Advisor

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

KATONAH V, LTD.
By: INVESCO Senior Secured Management, Inc. as Investment-Advisor

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

LOAN FUNDING IX LLC,
for itself or as agent for Corporate Loan Funding IX LLC.
By: INVESCO Senior Secured Management, Inc. as Portfolio Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

MOSELLE CLO S.A.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

NAUTIQUE FUNDING LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

PETRUSSE EUROPEAN CLO S.A.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

SAGAMORE CLO LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

SARATOGA CLO I, LIMITED
By: INVESCO Senior Secured Management, Inc. as the Asset Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

WASATCH CLO LTD
By: INVESCO Senior Secured Management, Inc. as Portfolio Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

Atlas Loan Funding (Navigator), LLC

By:	/s/ Jason Jefferson
	Name:	Jason Jefferson
	Title:	Authorized Signatory

KATONAH VII CLO LTD.
By: Katonah Debt Advisors, L.L.C. as Manager

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer

KATONAH VIII CLO LTD.
By: Katonah Debt Advisors, L.L.C. as Manager

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer

MCDONNELL LOAN OPPORTUNITY LTD.
By: McDonnell Investment Management, LLC, as Investment Manager

By:	/s/ Brian J. Murphy
	Name:	Brian J. Murphy
	Title:	Vice President

MCDONNELL LOAN OPPORTUNITY II LTD.
By: McDonnell Investment Management, LLC, as Investment Manager

By:	/s/ Brian J. Murphy
	Name:	Brian J. Murphy
	Title:	Vice President

WIND RIVER CLO I LTD.
By: McDonnell Investment Management, LLC, as Manager

By:	/s/ Brian J. Murphy
	Name:	Brian J. Murphy
	Title:	Vice President

WIND RIVER CLO II — TATE INVESTORS, LTD.
By: McDonnell Investment Management, LLC, as Manager

By:	/s/ Brian J. Murphy
	Name:	Brian J. Murphy
	Title:	Vice President

GANNETT PEAK CLO I, LTD.
By: McDonnell Investment Management, LLC, as Investment Manager

By:	/s/ Brian J. Murphy
	Name:	Brian J. Murphy
	Title:	Vice President

MetLife Bank, N.A.

By:	/s/ Matthew J. McInerny
	Name:	Matthew J. McInerny
	Title:	Assistant Vice President

Metropolitan Life Insurance Company

By:	/s/ Matthew J. McInerny
	Name:	Matthew J. McInerny
	Title:	Director

Morgan Stanley Senior Funding, Inc.

By:	/s/ Donna M. Souza
	Name:	Donna M. Souza
	Title:	Vice President

QUALCOMM Global Trading, Inc.
By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/s/ Robert Drobny
	Name:	Robert Drobny
	Title:	Executive Director

NAVIGARE FUNDING I CLO LTD
By: Navigare Partners LLC as its Collateral Manager

By:	/s/ Sheryl A. Rothman
	Name:	Sheryl A. Rothman
	Title:	Managing Director

Clydesdale CLO 2003 Ltd.
By: Nomura Corporate Research and Asset Management Inc. as Collateral Manager

By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director

Clydesdale CLO I, Ltd.
By: Nomura Corporate Research and Asset Management Inc. as Investment Manager

By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director

OAK HILL CREDIT PARTNERS II, LIMITED
By: Oak Hill CLO Management II, LLC as Investment Manager

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED
By: Oak Hill CLO Management III, LLC as Investment Manager

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED
By: Oak Hill CLO Management IV, LLC as Investment Manager

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

SMBC MVI SPC,
on behalf of and for the account of Segregated Portfolio No. 1
By: Oak Hill Separate Account Management I, as Investment Manager

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

SOLEIL-NEPTUNE LIMITED
By: PPM America, Inc., as Investment Manager

By:	/s/ Chris Kappas
	Name:	Chris Kappas
	Title:	Managing Director

SERVES 2006-1, Ltd.
By: PPM America, Inc., as Collateral Manager

By:	/s/ Chris Kappas
	Name:	Chris Kappas
	Title:	Managing Director

PPM MONARCH BAY FUNDING LLC

By:	/s/ Tara Kenny
	Name:	Tara Kenny
	Title:	Assistant Vice President

PUTNAM DIVERSIFIED INCOME TRUST

By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V.P.

PUTNAM MASTER INTERMEDIATE INCOME TRUST

By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V.P.

PUTNAM PREMIER INCOME TRUST

By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V.P.

Cent CDO 12 Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

RiverSource Strategic Allocation Series Inc.—RiverSource Strategic Allocation Fund

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Centurion CDO III, Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Centurion CDO VII, Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Centurion CDO 8, Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Cent CDO 10 Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Cent CDO XI Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Centurion CDO 9, Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Sequils-Centurion V, Ltd.
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Cent CDO 15 Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Cent CDO 14 Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Ameriprise Certificate Company

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Ameriprise Financial, Inc.

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Stanfield Arnage CLO Ltd.
By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ David Frey
	Name:	David Frey
	Title:	Managing Director

Stanfield AZURE CLO, Ltd.
By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ David Frey
	Name:	David Frey
	Title:	Managing Director

Stanfield Bristol CLO, Ltd.
By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ David Frey
	Name:	David Frey
	Title:	Managing Director

Stanfield Carrera CLO, Ltd.
By: Stanfield Capital Partners, LLC as its Asset Manager

By:	/s/ David Frey
	Name:	David Frey
	Title:	Managing Director

Stanfield Daytona CLO, Ltd.
By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ David Frey
	Name:	David Frey
	Title:	Managing Director

Eagle Loan Trust
By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ David Frey
	Name:	David Frey
	Title:	Managing Director

Stanfield Modena CLO, Ltd.
By: Stanfield Capital Partners, LLC as its Asset Manager

By:	/s/ David Frey
	Name:	David Frey
	Title:	Managing Director

Stanfield Vantage CLO, Ltd.
By: Stanfield Capital Partners, LLC as its Asset Manager

By:	/s/ David Frey
	Name:	David Frey
	Title:	Managing Director

Stanfield Veyron CLO, Ltd.
By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ David Frey
	Name:	David Frey
	Title:	Managing Director

XL Re Europe Limited
By: Stanfield Capital Partners, LLC signed as its Collateral Manager

By:	/s/ David Frey
	Name:	David Frey
	Title:	Managing Director

STERLING FARMS FUNDING, INC.

By:	/s/ L. Murchison Taylor
	Name:	L. Murchison Taylor
	Title:	Vice President

Rampart CLO I Ltd.
By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Galaxy CLO 2003-1, Ltd.
By: AIG Global Investment Corp., its Collateral Manager

By:	/s/ Kristopher Weeger
	Name:	Kristopher Weeger
	Title:	Vice President

Galaxy III CLO, Ltd.
By: AIG Global Investment Corp., its Collateral Manager

By:	/s/ Kristopher Weeger
	Name:	Kristopher Weeger
	Title:	Vice President

Galaxy IV CLO, Ltd.
By: AIG Global Investment Corp., its Collateral Manager

By:	/s/ Kristopher Weeger
	Name:	Kristopher Weeger
	Title:	Vice President

Galaxy V CLO, Ltd.
By: AIG Global Investment Corp., its Collateral Manager

By:	/s/ Kristopher Weeger
	Name:	Kristopher Weeger
	Title:	Vice President

Galaxy VIII CLO, Ltd.
By: AIG Global Investment Corp., its Collateral Manager

By:	/s/ Kristopher Weeger
	Name:	Kristopher Weeger
	Title:	Vice President

SunAmerica Senior Floating Rate Fund, Inc.
By: AIG Global Investment Corp., Investment Sub-Advisor

By:	/s/ Kristopher Weeger
	Name:	Kristopher Weeger
	Title:	Vice President

SunAmerica Life Insurance Company
By: AIG Global Investment Corp., its Investment Advisor

By:	/s/ Kristopher Weeger
	Name:	Kristopher Weeger
	Title:	Vice President

AIG Bank Loan Fund Ltd.
By: AIG Global Investment Corp., its Investment Manager

By:	/s/ Kristopher Weeger
	Name:	Kristopher Weeger
	Title:	Vice President

Wachovia Bank, N.A.

By:	/s/ Scott Suddreth
	Name:	Scott Suddreth
	Title:	Vice President

ANNEX XII

CERTAIN MERGER RELATED EXPENSES

($ in millions)

	Q1 2008	Q2 2008	Q3 2008	Q4 2008
Merger Operating Expenses (Cash)	$18.9	0	0	0
Merger Operating Expenses (Non-Cash — Supplier Funded)	$12.9	0	0	0
Merger Related CapEx (Cash)	$13.7	0	0	0
Merger Related CapEx (Non-Cash — Supplier Funded)	$12.9	0	0	0

ANNEX XIII

MINIMUM LIQUIDITY REQUIREMENTS

Period:	Minimum Liquidity Level

Q1 2008:	$21,000,000

Q2 2008:	$4,000,000

Q3 2008:	$3,000,000

Q4 2008:	$3,000,000